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                                                                   EXHIBIT 1(a)






                             STONE CONTAINER CORPORATION



                           -------------------------------

                                     $275,000,000

                                        UNITS

                                    consisting of

             (A) SERIES B 10 3/4% SENIOR SUBORDINATED DEBENTURES DUE 2002
                   and (B) 1 1/2% SUPPLEMENTAL INTEREST CERTIFICATES

                       -----------------------------------

                               ---------------------

                                UNDERWRITING AGREEMENT

                                  DATED MAY 22, 1997

                                ---------------------

                             DONALDSON, LUFKIN & JENRETTE
                                SECURITIES CORPORATION

                              BT SECURITIES CORPORATION



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



                             STONE CONTAINER CORPORATION

                                  $275,000,000 Units
     consisting of (A) Series B 10 3/4% Senior Subordinated Debentures due 2002
                   and (B) 1 1/2% Supplemental Interest Certificates


                                UNDERWRITING AGREEMENT
                                ----------------------
                                                                  May 22, 1997
DONALDSON LUFKIN & JENRETTE
  SECURITIES CORPORATION
BT SECURITIES CORPORATION
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York  10172

Dear Sirs:

    Stone Container Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell an aggregate amount of $275,000,000 in principal amount of Units, consisting of (A) Series B 10 3/4% Senior Subordinated Debentures due 2002 (the "DEBENTURES") and (B) 1 1/2% Supplemental Interest Certificates (together with the Debentures, the "UNITS" or the "SECURITIES") to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and BT Securities Corporation (together with DLJ, the "UNDERWRITERS"). The Units will be issued pursuant to an Indenture dated as of March 15, 1992 between the Company and The Bank of New York, as Trustee, (the "BASE INDENTURE"), as supplemented by the First Supplemental Indenture (the "FIRST SUPPLEMENTAL INDENTURE"), dated as of the Closing Date (the Base Indenture, as supplemented by the First Supplemental Indenture, the "INDENTURE"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

    1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-3
(No. 333-20467) (such registration statement, in the form it became effective on February 5, 1997 under the Act, including the exhibits thereto and the documents incorporated or deemed incorporated by reference therein on or after such effective date, being hereinafter referred to as the "SHELF REGISTRATION STATEMENT"), and related prospectus, dated February 5, 1997 (the "BASE SHELF PROSPECTUS"). We understand that the Company wishes to distribute the Securities to the public in the United States. To that end, the Company has filed with the Commission pursuant to Rule 424(b)(3) under the Act a preliminary prospectus supplement subject to completion, issued May 13, 1997 (the "PRELIMINARY PROSPECTUS SUPPLEMENT") to the Base Shelf Prospectus. The Base Shelf Prospectus, including the documents incorporated by reference therein, as modified and supplemented by the Preliminary Prospectus Supplement, and as the same may be amended or supplemented, is hereinafter referred to as the "PRELIMINARY PROSPECTUS." We understand that the Company will prepare and file with the Commission pursuant to Rule 424(b) under the Act, a final prospectus supplement (the "FINAL PROSPECTUS SUPPLEMENT," and together with the Base Shelf Prospectus, the "FINAL SHELF PROSPECTUS") in respect of the distribution of the Securities. The Final Shelf Prospectus, including the documents incorporated by reference therein, in the form first used to confirm sales of the Securities, is hereinafter referred to as the "PROSPECTUS." The Shelf Registration Statement, if amended, as amended at the time such amendment becomes effective, is hereinafter referred to as the "REGISTRATION STATEMENT."

    If a global form Security is issued, it shall bear the legend set forth in Section 207 of the Indenture.

    2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Securities to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Units set forth opposite the name of such Underwriter in Schedule I hereto, at a purchase price equal to 97.75% of the principal amount thereof (the "PURCHASE PRICE").

    3. TERMS OF PUBLIC OFFERING. The Underwriters have advised the Company that they propose (i) to make a public offering of the Securities as soon as is advisable in the Company's judgment and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

    4. DELIVERY AND PAYMENT. Delivery to the Underwriters of and payment for the Securities shall be made at 9:00 A.M., Central Time, on May 28, 1997 (the "CLOSING DATE") at the offices of Latham & Watkins, Suite 5800, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 or such other time or place as the Underwriters and the Company shall designate.

    One or more Units in definitive form, registered in such names and issued in such denominations as the Underwriters may request from the Company not later than two business days prior to the Closing Date, shall be delivered by the Company to the Underwriters against payment by the Underwriters of the Purchase Price thereof to or upon the order of the Company in immediately available Federal Funds by wire transfer and payable in immediately available funds to the First National Bank of Chicago, credit of Stone Container Corporation Account No. 08-00260. The Units in definitive form shall be made available to the Underwriters for inspection not later than 9:30 A.M., Central Time, on the business day immediately preceding the Closing Date.

5.   AGREEMENTS OF THE COMPANY.  The Company agrees with you:

     (a) To (i) not later than May 27, 1997, prepare and file with the Commission pursuant to Rule 424(b) of the Act the Prospectus and (ii) as promptly as practicable following the execution and delivery hereof and on or prior to the Closing Date, prepare and file with the Commission one or more Current Reports on Form 8-K including this Agreement as an exhibit thereto.

     (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of the filing of the Prospectus and of any amendment of or supplement thereto (including any filing under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), incorporated by reference therein), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the Prospectus or the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iii) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

     (c) To furnish to you, without charge, two signed copies of the Registration Statement as first filed with the Commission and of each amendment thereto, and two copies of all exhibits filed therewith and all documents incorporated by reference therein, and to furnish to you such number of conformed copies of the Registration Statement and of each amendment thereto and of all documents incorporated by reference in the Registration Statement and each amendment thereto, without exhibits, as you may reasonably request.

     (d) During the period that the Underwriters are engaged in a distribution of the Securities, not to file any amendment to the Registration Statement or to make or file any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object, except for such amendments or supplements effected through incorporation by reference of documents filed pursuant to the Exchange Act; and to prepare and file with the Commission, promptly upon your request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities or any other securities relating thereto, by you, and to use its best efforts to cause the same to become promptly effective.

     (e) From time to time for such period as in the opinion of counsel for the Company or the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

     (f) If during the period specified in paragraph (e) of this Section 5 any event shall occur as a result of which, in the opinion of counsel for the Company or the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

     The Company hereby expressly acknowledges that the indemnification and contribution provisions of Section 7 hereof are specifically applicable and relate to each Prospectus amendment or supplement referred to in this Section 5(f).

     (g) Prior to any public offering of the Securities, to (i) cooperate with the Underwriters and counsel for the Underwriters in connection with the qualification of the Securities for offer and sale by the Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may request, (ii) continue such qualification in effect so long as required for distribution of the Securities and (iii) file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, or take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

     (h) To make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act.

     (i) During the period of two years following the date of this Agreement, to deliver to the Underwriters, promptly upon their becoming available, (i) copies of all annual reports, quarterly reports and current reports filed with the

Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and (ii) such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

      (j) To use the net proceeds from the sale of the Securities in the manner specified in the Prospectus (and any amendments or supplements thereto) under the caption "USE OF PROCEEDS."

      (k) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, except as otherwise agreed to by the parties hereto, to pay and be responsible for all costs, expenses, fees and taxes in connection with or incident to:

         (1) the preparation, printing, duplicating, filing and distribution under the Act of the Registration Statement (including financial statements, if any, and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e) of this Section 5;

         (2) the preparation, printing, duplicating, filing and distribution of the Preliminary Prospectus, Prospectus and all amendments or supplements thereto during the period specified in paragraph (e) of this Section 5;

         (3) the issuance and delivery by the Company of the Securities;

         (4) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery);

         (5) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel to the Underwriters relating to such registration or qualification and memoranda relating thereto);

         (6) furnishing such copies of the Registration Statement, the Preliminary Prospectus, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold;

          (7) the rating of the Securities by investment rating agencies;

          (8) filings and clearance with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering, if any;

          (9) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by The Depository Trust Company ("DTC") for "book-entry" transfer; and

         (10) the performance by the Company of its other obligations under this Agreement.

     (l) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than a default by the Underwriters) or if for any reason the Company shall be unable or unwilling to sell the Securities hereunder, the Company shall, except as otherwise agreed by the parties hereto, reimburse the Underwriters for the fees and expenses to be paid or reimbursed to them pursuant to Section 5(k) above, and reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of counsel to the Underwriters) reasonably incurred by the Underwriters in connection with the transactions contemplated by this Agreement.

     (m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against holders of the Securities.

     (n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

     (o) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act, to file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

     (p) Not to take any action with respect to the Securities in violation of Regulation M under the Exchange Act.

     (q) To comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

   6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company esents and warrants to each Underwriter that:

     (a) (i) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, at the date of the Prospectus, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied and will comply in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and do not and will not contain an untrue statement of a material fact and do not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When the Preliminary Prospectus was first filed with the Commission pursuant to Rule 424(b)(3) of the Act and when any amendment thereof or supplement thereto was first filed with the Commission, the Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this paragraph (a), however, with respect to any information contained in or omitted from the Registration Statement, the Prospectus or the Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection with the preparation thereof. At the date of the Prospectus and any amendment or supplement thereto (if different) and at the Closing Date, the Base Indenture will have been qualified under and will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA"). At the Closing Date, the Indenture will have been qualified under and will conform in all material respects to the requirements of the TIA.

     (b) This Agreement has been duly authorized and validly executed and delivered by the Company.

     (c) Price Waterhouse, LLP are independent accountants with respect to the Company and its subsidiaries within the meaning of the Act.

     (d) The consolidated financial statements, together with related schedules and notes forming part of or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

     (e) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with requisite corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to consummate the transactions contemplated hereby (including, without limitation, all requisite corporate authority and power to authorize, issue, sell and deliver the Securities as contemplated by this Agreement. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company possesses all material rights, licenses, permits and authorizations, governmental or otherwise, necessary for it to own, lease and operate each of its properties and to conduct its business as described in the Registration Statement and the Prospectus.

     (f) Each of the Company's subsidiaries other than Stone Container (Canada) Inc. ("STONE CANADA") and Stone-Consolidated Corporation ("STONE-CONSOLIDATED") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each of Stone Canada and Stone-Consolidated is a corporation validly existing and subsisting under the laws of Canada. Each of the Company's subsidiaries (other than Stone Canada and Stone-Consolidated, for which such representation is not relevant) is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as disclosed in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each of Stone Canada and Stone-Consolidated have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights and are owned directly or indirectly by the Company (other than Stone Consolidated and except for directors' qualifying shares) free and clear of any pledge, liens, security interest, charge, claim, restriction on transfer (except in the case of Stone Canada for the restrictions on transfers of its capital stock as set forth in its Articles of Amalgamation, as amended), stockholders' agreement, voting trust or other defect of title whatsoever or encumbrance of any kind. The Company owns approximately 47% of the issued and outstanding common shares of Stone-Consolidated.

     (g) Other than Stone Canada and its direct and indirect subsidiaries, none of the subsidiaries of the Company is a "significant subsidiary" as defined in Rule 1-02(w)(3) of Regulation S-X promulgated under the Act.

     (h) The Company has at the date indicated short-term debt, long-term debt, subordinated debt, debt of consolidated subsidiaries (non-recourse debt) and stockholders' equity as set forth in the Prospectus Supplement under the caption "CAPITALIZATION."

     (i)  The Base Indenture constitutes, and when the First
Supplemental Indenture has been duly executed and delivered by the Company and by the Trustee, the Indenture will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The descriptions contained in the Registration Statement and the Prospectus of the Indenture fairly and accurately summarize such documents in all material respects.

     (j) The Securities have been duly authorized by all necessary corporate action for issuance and sale pursuant to this Agreement (or will have been so authorized prior to the issuance of such Securities) and, when executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The descriptions contained in the Registration Statement and the Prospectus of the Securities being offered thereby fairly and accurately summarize the Securities in all material respects.

     (k) Neither the Company nor Stone Canada is in violation of its charter or by-laws; and except as described in the Registration Statement or the Prospectus, neither the Company nor Stone Canada is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, permit, license, franchise or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or prospects of the Company and its subsidiaries taken as a whole. The execution and delivery of this Agreement and the First Supplemental Indenture, the issuance, sale and delivery of the Securities and the consummation of the transactions contemplated herein and therein by the Company, and compliance by the Company with the terms of this Agreement and the Indenture do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any liens, charge or encumbrance upon, any property or assets of the Company or any subsidiary under (i) any indenture, mortgage, loan agreement, note, lease, permit, license, franchise or other agreement or instrument to which the Company or any subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for Section 5.2.2(k) of the Company's Amended and Restated Credit Agreement dated as of March 22,
1996, as amended by the First Amendment of Credit Agreement dated as of June 20, 1996 and the Second Amendment of Credit Agreement dated as of
December 18, 1996 (the "CREDIT AGREEMENT")), or (ii) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties or assets (except, in the case of (i) and (ii), for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or prospects of the Company and its subsidiaries taken as a whole).

     (l) There is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of the Company or any of its subsidiaries which is of a character required to be disclosed in the Registration Statement or the Prospectus which has not been properly disclosed therein; and there is no contract or document concerning the Company or any of its subsidiaries of a character required to be described in the Registration Statement or the Prospectus or to be incorporated by reference or filed as an exhibit to the Registration Statement which is not so described, incorporated or filed as required.

      (m) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement, except such as may be required by the NASD or state securities or Blue Sky laws or regulations or have been obtained and made under the Act and the TIA. Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

     (n) The Company and its subsidiaries each owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted (except where the failure to have such licenses, permits, certificates, consents, orders, approvals and other authorizations would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, operations or prospects of the Company and its subsidiaries taken as a whole) and, except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, permit, certificate, consent, order, approval or authorization which, in the aggregate, are reasonably expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), earnings, operations or prospects of the Company and its subsidiaries taken as a whole.

     (o) The Company is not now, and after sale of the Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "USE OF PROCEEDS" will not be, or will not be "controlled" by, an "investment company" within the meaning of the Investment Company Act of 1940.

     (p) Neither the Company nor Stone Canada is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" or a "holding company", as such terms are defined in the Public Utilities Holding Company Act of 1935, as amended, or is a "public utility", as such term is defined in the Federal Power Act, as amended.

      (q) Prior to and at the time of the issuance of the Securities and after giving effect thereto, (i) the present fair salable value of the assets of the Company and its subsidiaries, taken as a whole, exceeded and will exceed the amount that will be required to be paid on, or in respect of, the debts and other liabilities (including contingent liabilities) of the Company and its subsidiaries as they become absolute and matured, (ii) the assets of the Company and its subsidiaries, taken as a whole, do not constitute and will not constitute unreasonably small capital to carry out their businesses as conducted or as currently proposed to be conducted, and
(iii) the Company and its subsidiaries do not intend to, or believe that they will, incur debts or other liabilities beyond their collective ability to pay such debts and liabilities as they mature.

      (r) No holder of any security of the Company has any right that has not been effectively waived to require registration of shares of Common Stock or any other security of the Company in connection with the offering contemplated hereby.

      (s) The conditions for use of the Registration Statement for purposes of issuing the Units, as set forth in the Act, are currently satisfied, and the Prospectus complies as to form in all material respects with the requirements of the Act.

      (t) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act.

   Any certificate signed by any officer of the Company pursuant to this Agreement and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

   7. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (including any amendments or supplements thereto), the Preliminary Prospectus or any other preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, the Preliminary Prospectus and any other preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to the Registration Statement, the Preliminary Prospectus and the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Securities, or any person controlling such Underwriter, if a copy of the Preliminary Prospectus or the Prospectus, as the case may be, (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Securities to such person, and if the Preliminary Prospectus or Prospectus, as the case may be, (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

     (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon the Registration Statement, the Prospectus, the Preliminary Prospectus, any other preliminary prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by DLJ, and that all such fees and expenses shall be reimbursed as
they are incurred).   The Company shall not be liable for any settlement of
any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus, the Preliminary Prospectus or any other preliminary prospectus. In case any action shall be brought against the Company, any of its directors, officers or any person controlling the Company based on the Registration Statement, the Prospectus, the Preliminary Prospectus or any other preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

      (d) If the indemnification provided for in this Section 7 is held to be unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (net of underwriting discounts and commissions before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities in each case as set forth in the tables on the cover page of the Final Prospectus Supplement. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7,
no Underwriter (or its related indemnified parties) shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or alleged omission.   No person guilty
of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective aggregate principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

     8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date (without giving effect to the exception contained in the parenthetical in clause (i) of Section 6(k)). The Company shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b)(i) The Prospectus shall have been printed and copies distributed to the Underwriters not later than 9:00 a.m., New York City time, on May 23, 1997, or at such later date and time as the Underwriters may approve in writing;

               (ii) no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities; and

               (iii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the knowledge of the Company, be contemplated.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given to the Company of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

     (d)(i) Since the date of the latest balance sheet included or incorporated by reference in the Registration Statement or the Prospectus, there shall not have been any material adverse change in the condition, financial or otherwise, or in the earnings or business prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement or the Prospectus, (ii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement or the Prospectus, there shall not have been any material adverse change in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement or the Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus or incurred in the ordinary course of business and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by a senior officer of the Company, in his capacity as such senior officer, confirming the matters set forth in paragraphs (a), (b), (c) and
(d) of this Section 8.

     (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, (A) of Leslie T. Lederer, Vice President, Secretary and Counsel of the Company, to the effect set forth in clauses (i), (vi), (vii), (viii) and (xiii) of this Section 8(e) and (B) of Sidley & Austin, special counsel for the Company, to the effect set forth in clauses (ii), (iii), (iv), (v),
(ix), (x), (xi), (xii) and (xiii) of this Section 8(e):

          (i) The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Stone Canada is a corporation validly existing and subsisting under the laws of Canada. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and Stone Canada has all requisite corporate power and authority to (A) own, lease and license its respective properties and (B) conduct the business in which it is engaged, all as described in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of Stone Canada have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of any pledge, lien, encumbrance, claim, security interest, restriction on transfer (except in the case of Stone Canada for the restrictions on transfers of its capital stock as set forth in its Articles of Amalgamation, as amended), stockholders'agreement, voting trust or other defect of title whatsoever.

          (ii) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

           (iii) This Agreement has been duly authorized, executed and delivered by the Company.

           (iv) Each of the Base Indenture and the First Supplemental Indenture has been duly authorized, executed and delivered by the Company. The Base Indenture constitutes, and upon due authorization, execution and delivery by the Trustee, the First Supplemental Indenture will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

           (v) The Securities and the Indenture conform in all material respects to the description thereof contained in the Base Shelf Prospectus under the caption "DESCRIPTION OF DEBT SECURITIES" and in the Final Prospectus Supplement under the caption "DESCRIPTION OF UNITS."

          (vi) Neither the Company nor Stone Canada is in violation of its charter or by-laws and, to the knowledge of such counsel, neither the Company nor Stone Canada is in default (nor has an event occurred which with notice, lapse of time or both would constitute a default) in the performance of any obligation, agreement or condition contained in any loan agreement, bond, debenture, note or other evidence of indebtedness of the Company or Stone Canada where such default would reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

         (vii) The execution, delivery and performance by the Company of this Agreement and the Indenture, and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance, sale and delivery of the Securities do not and will not (X) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require any consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or Stone Canada pursuant to the terms of, any material agreement, instrument, franchise, license or permit known to such counsel to which the Company or Stone Canada is a party or by which either of such corporations or their respective properties or assets may be bound, or (Y) violate any provision of the certificate of incorporation, by-laws or equivalent instruments of the Company or any of its subsidiaries, or, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or Stone Canada or any of their respective properties or assets. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required and has not been obtained for (i) the valid issuance, sale and delivery of the Securities, (ii) the execution, delivery and performance of this Agreement, the Indenture or the Securities, or the consummation of the transactions contemplated hereby and thereby, or (iii) the enforceability against the Company of this Agreement, the Indenture or the Securities, except, in each case, for such as may be required under the Act or state and foreign securities or Blue Sky laws (as to which such counsel need express no opinion).

               (viii) To such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of the Company or any of its subsidiaries which is of a character required to be disclosed in the Registration Statement or the Prospectus which has not been properly disclosed therein; and to such counsel's knowledge, there is no contract or document concerning the Company or any of its subsidiaries of a character required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement, which is not so described or filed.

               (ix) The Company is not, and after sale of the Securities and application of net proceeds therefrom, as described in the Prospectus, will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (x) Neither the Company nor Stone Canada is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utilities Holding Company Act of 1935, as amended, or is a "public utility", as such term is defined in the Federal Power Act, as amended.

          (xi) The Registration Statement has become effective under the Act; any required filings of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); the Indenture has been qualified under and conforms in all material respects to the requirements of the TIA, and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the Act.

           (xii) The Registration Statement and the Prospectus
     (other than the financial statements and schedules and notes thereto, financial data, statistical data and supporting schedules included therein or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act; the documents incorporated by reference in the Prospectus when filed with the Commission under the Exchange Act, complied in all material respects with the requirements of the Exchange Act (other than the financial statements and schedules and notes thereto, financial data, statistical data and supporting schedules included therein or incorporated by reference therein, as to which no opinion need be expressed).

          (xiii) Such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, representatives of the Underwriters and representatives of the Underwriters' counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any amendment thereof or supplement thereto, has made no independent check or verification thereof and has relied as to materiality, to the extent such counsel may properly do so in the discharge of their professional responsibilities, upon the judgments of officers and other representatives of the Company, and on the basis of the foregoing, no facts have come to the attention of such counsel which would cause such counsel to believe that the Registration Statement (other than the financial statements and schedules and notes thereto, financial data, statistical data and supporting schedules included therein or incorporated by reference therein, as aforesaid), as of the date of this Agreement, contained an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, that the Prospectus, as of its date and as of the date of such opinion (except for the financial statements and schedules and notes thereto, financial data, statistical data and supporting schedules included therein or incorporated by reference therein, as aforesaid) included or includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, and Latham & Watkins shall have received such papers and information as it reasonably requests to enable it to pass upon the matters contained in such opinion.

  In rendering the opinions described in paragraphs 8(e) and 8(f) above, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel, familiar with the applicable laws; and (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, certificates of public officials and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' counsel.

  The opinions of Sidley & Austin and Latham & Watkins described in paragraph 8(e) and 8(f) above shall be rendered to the Underwriters at the request of the Company and shall so state therein and may state that such opinions are limited to matters of federal, New York law and the General Corporation Law of the State of Delaware.

     (g) You shall have received letters on and as of the date hereof and on and as of the Closing Date (in the latter case confirming an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from Price Waterhouse, LLP, independent public accountants for the Company, with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus.

      (h) Prior to the Closing Date, a Third Amendment of Credit Agreement by and among the Company and the financial institutions named therein amending Section 5.2.2(k) of the Credit Agreement to permit the issuance of the Units shall have become effective, and you shall have received on the Closing Date an executed copy thereof.

      (i) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

      (j) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

     9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective at the time that the Company and the Underwriters execute this Agreement.

    This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries or the earnings, affairs, or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System National Market or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and its subsidiaries taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States and would, in your opinion, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

     10. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Stone Container Corporation, 150 North Michigan Avenue, Chicago, Illinois 60601,
Attention: Leslie T. Lederer, with a copy to Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, Attention: Frederick C. Lowinger and
(b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department, with a copy to Latham & Watkins, Sears Tower, Suite 5800, 233 South Wacker Drive, Chicago, Illinois 60606, Attention: Marc D. Bassewitz, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

     If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by them.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                             Very truly yours,

                                             STONE CONTAINER CORPORATION


                                             By:-------------------------
                                                Name:
                                                Title:


Accepted and agreed to as
of the date first written above:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BT SECURITIES CORPORATION

By: DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


By:
   -------------------------------
      Name:
      Title:

                                   SCHEDULE I


                                                           Principal Amount
UNDERWRITERS                                                   OF Units
------------                                               -----------------
Donaldson, Lufkin & Jenrette
Securities Corporation                                        $165,000,000

BT Securities Corporation                                     $110,000,000
                                                              ------------


    TOTAL                                                     $275,000,000
                                                              ------------
                                                              ------------